THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

PORTFOLIO DIRECTOR

PORTFOLIO DIRECTOR 2

PORTFOLIO DIRECTOR PLUS

Supplement issued September 22, 2000

To the Prospectus dated May 1, 2000

This supplement replaces all previous prospectus supplements.

The Variable Annuity Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain Variable Investment Options and substitute new options as shown below. The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Substitute Series will have substantially the same investment objective, practices and restrictions as the Replaced Series. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you.

The proposed substitutions and respective advisers and/or sub-advisers are:
Replaced Series and Current Adviser or Sub-Adviser	Substitute Series and Sub-Advisers

Dreyfus Variable Investment Fund - Small Cap Portfolio (The Dreyfus Corporation) AND T. Rowe Price Small- Cap Stock Fund, Inc. (T. Rowe Price Associates, Inc.)	→	North American - Founders/T. Rowe Price Small Cap Fund (T. Rowe Price Associates, Inc. and Founders Asset Management LLC)
Scudder Growth and Income Fund (Scudder Kemper Investments, Inc.) AND Neuberger Berman Guardian Trust (Neuberger Berman, LLC)	→	North American - American Century Income & Growth Fund (American Century Investment Management, Inc.)
Dreyfus Founders Growth Fund (Founders Asset Management LLC)	→	North American - Founders Large Cap Growth Fund (Founders Asset Management LLC)
Templeton International Securities Fund - Class 1 (Templeton Investment Counsel, Inc.)	→	North American - American Century International Growth Fund (American Century Investment Management, Inc.)
American General Series Portfolio Company 3 ("AGSPC 3") American General Domestic Bond Fund (Capital Guardian Trust Company)	→	AGSPC 3 American General Core Bond Fund (American General Investment Management, L.P.)
AGSPC 3 American General International Value Fund (Capital Guardian Trust Company)	→	AGSPC 3 American General International Growth Fund (Thompson, Siegel & Walmsley, Inc.)
AGSPC 3 American General Balanced Fund (Capital Guardian Trust Company)	→	AGSPC 3 American General Moderate Growth Lifestyle Fund

Please note that:

    No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

    The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Substitute Series unless you change your elections and transfer your funds before the substitution takes place.

    You may transfer amounts in your Contract among the Variable Investment Options and Fixed Options as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

    If you make a transfer from one of the above Replaced Series before the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

    On the effective date of the substitution, your account value in the Variable Investment Option will be the same as before the substitution. However, the number of units you receive in the Substitute Series will be different from the number of units in your Replaced Series, due to the difference in unit values.

    If you are currently invested in Dreyfus Variable Investment Fund - Small Cap Portfolio, Scudder Growth and Income Fund, AGPSC 3 American General Balanced Fund, or AGSPC 3 American General International Value Fund, the total contract expenses are expected to be higher for your Substitute Series than for your Replaced Series.

    If you are currently invested in Dreyfus Variable Investment Fund - Small Cap Portfolio, T. Rowe Price Small Cap Fund, Scudder Growth and Income Fund, Dreyfus Founders Growth Fund, or Templeton International Securities Fund, the management fees are expected to be higher for your Substitute Series than for your Replaced Series. A proxy will be sent to you shortly after the completion of the substitution, asking for your approval of the management fees.

The Company expects to complete the substitutions after the approval of the SEC. Approval of some portions of the substitutions may also be required from certain state insurance authorities. Following the substitutions, we will send you a prospectus for AGSPC and a prospectus supplement for AGSPC 3, as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-800-448-2542 (selection 1) if you have any questions.